UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2026

ZOOMCAR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40964	99-0431609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anjaneya Techno Park, No.147,1st Floor Kodihalli, Bangalore, India	560008
(Address of principal executive offices)	(Zip Code)

+918048821871

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NA	NA	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Zoomcar Holdings, Inc. (the “Company”) has prepared an updated investor presentation (the “Investor Presentation”) that the Company intends to use, in whole or in part, from time to time on or after the date of this Current Report on Form 8-K in meetings and other communications with investors, analysts and other interested parties. A copy of the Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K, including Exhibit 99.1, shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the Investor Presentation furnished as Exhibit 99.1, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that are not statements of historical fact, and may be identified by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “strategy,” “will,” “would,” and similar expressions, although not all forward-looking statements contain such identifying words. Forward-looking statements in this Current Report and in the Investor Presentation include, without limitation, statements regarding the Company’s business strategy and plans, growth initiatives, expected operating and financial performance, ability to continue as a going concern, debt restructuring and capital-raising activities, planned uplisting to a national securities exchange, and the markets in which the Company operates.

Forward-looking statements are based on the Company’s current expectations and assumptions and are subject to known and unknown risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the Company’s ability to continue as a going concern; the Company’s ability to service its outstanding indebtedness and other cash obligations; the Company’s ability to raise additional capital on favorable terms, or at all; risks relating to the Company’s peer-to-peer car-sharing marketplace business model and its dependence on the participation and engagement of hosts and guests; geographic concentration of the Company’s operations in India and other emerging markets; regulatory, legal and insurance-related exposures; technology, cybersecurity and data privacy risks; macroeconomic and demand-related risks; risks associated with the Company’s status as a public reporting company whose securities are quoted on the OTC Markets and its planned uplisting to a national securities exchange; and the other risks and uncertainties described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, as updated by the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, in each case filed with the U.S. Securities and Exchange Commission (the “SEC”).

Any forward-looking statement in this Current Report on Form 8-K and in the Investor Presentation speaks only as of the date hereof or thereof, as applicable. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation, dated May 19, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2026

ZOOMCAR HOLDINGS, INC.

By:	/s/ Deepankar Tiwari
Name:	Deepankar Tiwari
Title:	Chief Executive Officer

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